April 5, 2004




     Important Notice

     On May 1, 2004, the Parnassus Fund will drop its sales charge and become a "no-load" fund. Since inception almost twenty years ago, the Parnassus Fund has been a "low-load" fund with a maximum sales charge of 3.5%. This was lower than that charged by most other funds that have a load, but we have decided to remove the load completely. We think this will benefit current and future shareholders of the Parnassus Fund by increasing the return to our investors.

     Many of you have Individual Retirement Accounts (IRAs) with the Parnassus Fund and you may need to make a contribution by April 15. You may want to consider making a contribution into one of our no-load funds, such as the Parnassus Equity Income Fund. After May 1, 2004, all four Parnassus Funds will be no-load, so you can exchange back into the Parnassus Fund at that time.

     Finally, I would like to thank all of you for investing with us and showing your commitment to the Parnassus Fund and social investing.

                                                            Yours truly,

          [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                                            Jerome L. Dodson
                                                            President



     Supplement dated April 5, 2004 to the Prospectus dated May 1, 2003.